Exhibit 99.1

CB Richard Ellis Group, Inc. Investor Presentation February 2008 Property Photo (~3.25” X 4.75” with 1pt white border)

CB Richard Ellis | Page 2 Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our growth momentum in 2008, future operations, future expenses, and future financial performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K (in particular, Risk Factors) and our current quarterly report on Form 10-Q, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

CB Richard Ellis | Page 3 Global Leader In Commercial Real Estate Services 2.3x nearest competitor Thousands of clients, 85% of Fortune 100 FY 2007 Revenue of $6.0 billion FY 2007 Normalized EBITDA of $1.0 billion Strong organic revenue and earnings growth #1 commercial real estate brokerage #1 outsourcing #1 appraisal and valuation $38 billion in assets under management #2 commercial mortgage brokerage $9.2 billion of development projects in process/pipeline 100+ years 55 countries #1 in key cities in America, Europe and Asia Pacific Leading Global Brand Broad Capabilities Scale, Diversity and Earnings Power 1 1. EBITDA excludes one-time items, including merger-related costs, integration costs related to acquisitions and loss on trading securities acquired in the Trammell Crow Company acquisition.

CB Richard Ellis | Page 4 #1 Position in a Fragmented Market $27 Billion U.S. Commercial Real Estate Market1 53.2% 25.0% 12.7% 2.8% 1.9% 4.4% CBRE C&W JLL GBE Other/ Third Party Self Providers Source: 2006 external public filings and CBRE management estimates as of December 31, 2007. 1. Excludes global investment management and development services. Large and growing market - 4.2% CAGR 1997-2007 Highly fragmented - top four firms have 21.8% market share

Revenue Breakdown



Full Year 2007
31%
28%
23%
6%
6%
2%
3%
1%

($ in millions)	Twelve months ended December 31,					Three months ended December 31,				
		2006					2006			
	2007[1]	Reported[2]		Incl TCC[3]	%Change	2007[1]	Reported[2]	%Change	Incl TCC[3]	%Change
Leasing	**1,869.7**	1,478.9	26	1,709.0	9	**615.3**	517.8	19	591.4	4
Sales	**1,659.9**	1,245.9	33	1,359.0	22	**469.1**	427.2	10	458.2	2
Property and Facilities Management	**1,395.6**	567.5	146	1,145.0	22	**427.1**	170.9	150	320.3	33
Appraisal and Valuation	**386.3**	288.2	34	288.2	34	**111.6**	94.5	18	94.5	18
Investment Management	**352.1**	232.7	51	232.7	51	**78.0**	130.3	-40	130.3	-40
Development Services	**125.6**	7.2	n/a	40.2	212	**69.0**	7.2	n/a	14.5	376
Commercial Mortgage Brokerage	**162.9**	157.5	3	157.5	3	**38.7**	49.0	-21	49.0	-21
Other	**84.2**	54.1	56	80.8	4	**30.4**	12.4	145	30.3	-
Total	**6,036.3**	4,032.0	50	5,012.4	20	**1,839.2**	1,409.3	31	1,688.5	9

1. Includes revenue from discontinued operations, which totaled $2.1 million for the quarter and year ended December 31, 2007.
2. Includes Trammell Crow Company's operations for the period from the 12/20/2006 acquisition date through 12/31/2006.
3. Includes Trammell Crow Company's operations prior to the acquisition on December 20, 2006. The financial information including Trammell Crow Company is presented for informational purposes and does not purport to represent what CB Richard Ellis' results of operations or financial position would have been had the Trammell Crow Company acquisition, in fact, occurred prior to December 20, 2006.

CB Richard Ellis | Page 5

CB Richard Ellis | Page 6 Segment Contribution 61% 22% 6% 9% 2% Americas EMEA Asia Pacific Global Investment Management Development Services 27% 1% 12% 9% 51% FY 2007 Revenue1 FY 2007 Normalized2 EBITDA 1. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007. 2. Normalized EBITDA excludes merger-related charges, integration costs related to acquisitions and loss on trading securities acquired in the TCC acquisition.

CB Richard Ellis | Page 7 Americas 1,842 2,173 2,507 3,690 2004 2005 2006 2007 EMEA 551 707 934 1,314 2004 2005 2006 2007 Asia Pacific 160 187 355 549 2004 2005 2006 2007 Global Investment Management 94 127 228 348 2004 2005 2006 2007 Segment Revenue Performance1 Strong Growth Across All Segments 1. Excludes development services segment. CAGR 26% CAGR 51% CAGR 34% CAGR 55% ($ in millions)

CB Richard Ellis | Page 8 US Market Statistics 9.8% 9.4% 12.5% 2007 8.7% 9.9% 13.7% 2008F 9.5 122.0 53.4 2007 12.0 10.1 8.7% Retail 94.0 208.0 9.4% Industrial 13.6 79.8 12.6% Office 2008F 2006 2006 US Absorption Trends (in millions of square feet) Q4 Vacancy Source: TWR Outlooks 2008 Spring Prelim Cap Rates Remain Steady At Lower Volumes Cap Rate Growth1 4Q06 3Q07 4Q07 2008 F Office Volume ($B) 45.6 47.3 26.5 Cap Rate 6.8% 6.6% 6.5% + 60 to100 bps Industrial Volume ($B) 11.4 13.3 8.2 Cap Rate 7.2% 6.8% 7.4% + 60 to 80 bps Retail Volume ($B) 17.8 14.9 10.1 Cap Rate 6.6% 6.6% 6.7% + 20 to 60 bps Source: RCA January 2008 1 TWR estimates

CB Richard Ellis | Page 9 Leasing CBRE Global Leasing Revenue ($ in millions) 692 986 1,106 1,479 1,870 2003 2004 2005 2006(1) 2007 Q4 2007 Business Update Fundamentals of leasing business remain strong, despite slowing in US and EMEA in Q4 In U.S. rational levels of new construction in 2008 should support continued increase in rents, albeit at a slower pace than 2007 Signs of modestly weakening office leasing and easing of rental growth rates in EMEA In Asia, strong demand for office space and tight supply continue to drive up rents in markets such as China, Singapore, Tokyo and India CAGR 34% 28% 31% Leasing % of FY 2007 Total Revenue  1. Includes Trammell Crow Company’s revenue for the period from the 12/20/2006 acquisition date through 12/31/2006.

CB Richard Ellis | Page 10 Institutional Investment In Real Estate ($ i n billions) 423 479 520 606 718 2003 2004 2005 2006 2007 28% CBRE Global Sales Revenue ($ in millions) 513 807 1,078 1,246 1,660 2003 2004 2005 2006 2007 Sales Q4 2007 Business Update Challenging credit markets impacted investment sales activities Continued high level of capital allocation to real estate Rising rents support investment sales underwriting Exchange rates favor foreign investment in U.S. Lower interest rates support cap rates CAGR 34% CAGR 14% Source: IREI Sales % of FY 2007 Total Revenue 1. Includes Trammell Crow Company’s revenue for the period from the 12/20/2006 acquisition date through 12/31/2006. 1

CB Richard Ellis | Page 11 Outsourcing Services Global Square Footage Managed1 (SF in mil lions) 1,203 1,248 1,44 4 2004 2005 2006 Global property and facilities management Global project management Global corporate services CAGR 10% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates. 2. Management fees include property management, facilities management and project management fees. Does not include transaction revenue associated with outsourcing activities. 23% Outsourcing % of FY 2007 Total Revenue 85 of the Fortune 100 2

CB Richard Ellis | Page 12 Global Corporate Services 17 account renewals 18 account expansions 26 new accounts Strong Account Activity in 2007 Cross Selling Examples U.S. transaction management expanded to EMEA Oracle: Facilities management client added transaction management BB&T: Transaction management account added facilities and project management in the U.S. Nielsen:

CB Richard Ellis | Page 13 13.0 18.0 26.8 35.5 52. 7 113.1 2002 2003 2004 2005 2006 2007 Global Investment Management 6% 14 15 17 29 38 2003 2004 2005 2006 2007 57.1 68.4 94.0 99.3 126.3 259.2 28.0 101.7 88.7 347.9 127.3 228.0 2002 2003 2004 2005 2006 2007 Carried Interest Investment Ma nagement CAGR 44% CAGR 54 % Annual Revenue (in millions) Annual EBITDA (in millions) Investment Management % of FY 2007 Total Revenue Combination with CBRE platform creates competitive advantage 120 institutional investor partners and clients $9.6 billion in equity capital raised in 2007 Assets Under Management (in billions) CAGR 28% 6%

CB Richard Ellis | Page 14 Global Investment Management Structure Asset Management Fees Incentive Fees Acquisition Fees Asset Management Fees LP Profits Carried Interest Acquisition Fees Asset Management Fees Incentive Fees CBRE Income Stream 100% 62% 15% CAGR of Assets Under Management1 No Yes No Co-investment Separate Accounts Closed End Funds Separate Accounts Open End Funds Typical Structure N/A 50 – 75% 0 – 50% % Debt Core/High Yield/Max Appreciation Value Added/ Opportunistic Core/Core+ Investment Style Strategy Securities Strategic Partners Managed Accounts Global Strategy/Fund Matrix 1. 12/31/2000 – 12/31/2006 CAGR

CB Richard Ellis | Page 15 Global Investment Management U.K. Discretionary Accounts1 0 5 10 15 20 25 Five Years Three Years One Year (%) IPD In dex Benchmark Total Gross Retu rn U.S. Discretionary Accounts1 0 2 4 6 8 10 12 14 16 18 20 Five Years Three Years One Year (%) N CREIF Benchmark Total Gross Retu rn 1. As of December 31, 2006 Benchmark Comparison

CB Richard Ellis | Page 16 Annual Normalized EBITDA 15.9 31.3 34.8 37.3 73.9 2003 2004 2005 2006 2007 Development Services 1. Includes Trammell Crow Company’s operations prior to the acquisition on 12/20/06. 2. Reflects full year pro-forma results for Development Services, including the impact of 2007 gains ($61.6 million), which cannot be recognized under purchase accounting rules. 97% 11% 7% Projects In Process/ Pipeline 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 In Process Pipeline $ in billions 98% 2 1 Develops properties for user / investor clients on a fee and / or co-investment basis $136 million FY 2007 revenue $134 million co-invested at YE 2007 $7 million of recourse debt to CBRE Development Services % of FY 2007 Total Revenue 2%

2005-Present In-Fill Acquisitions



Austin Adams
Dalgleish
Holley Blake
Oxford Property Consultants
DGI Davis George
Grenville Smith and Duncan
Easyburo SAS
CPMS
Artequation
Guy Neplaz Conseil
Immobiliere Developpement & Gestion
Modus
Sogesmaint
Rietmeijer
Nanninga & Taconis
CB Richard Ellis
Gunne
Paul Gee
Rutter & Strutz
Groupe Axival, Inc.
CB Richard Ellis Alberta
Eurisko
Noble Gibbons
IKOMA
Advocate Consulting Group, Inc.
CB Richard Ellis Charlotte LLC
Columbus Commercial Realty
Project Advantage, Inc.
The Polacheck Company
CB Richard Ellis Hawaii
Marshall & Stevens' Cost Segregation Businesses
Krombach Partners
CB Richard Ellis Technical Services
Blackrock Retail Property Advisors
CBRE Pittsburgh
DTZ Queensland
McCann Property and Planning
Ratter and O'Hagan
DTZ Australia
Bridge Real Estate
pH Group
GVA/Swale Hynes
Project Marketing
EDConsulting
CBRE Italy Valuation Services
CBRE Chile
Predibisa
Neoturis
FM Arquitectos
CBRE India

- 49 acquisitions completed for purchase price of approximately $415 million.
- Estimated associated annual revenue of approximately $601 million, which includes the consolidation of the now majority owned IKOMA and CBRE India.
- EBITDA margins expected to be consistent with CBRE margins upon full integration

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 17

CB Richard Ellis | Page 18 Financial Overview

CB Richard Ellis | Page 19 2007 Performance Highlights $317.6 million, or 49% higher than the prior year $970.1 million2 Normalized EBITDA $180.7 million, or 28% higher than the prior year $834.3 million EBITDA Increased 23% as compared to $1.35 for the prior year Increased 43% as compared to $1.48 for the prior year GAAP $1.66 Adjusted $2.11 EPS1 $71.9 million, or 23% higher than prior year $148.8 million, or 43% higher than prior year GAAP $390.5 million Adjusted $496.8 million Net Income $2.0 billion, or 50%, higher than prior year $6.0 billion Revenue (1) All EPS information is based upon diluted shares (2) Excludes $61.6 million of development services gains, which cannot be recognized under purchase accounting rules.

CB Richard Ellis | Page 20 Consistent Long Term Growth1 ($ in millions) 1. No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursement from 1997 through 2001 have been estimated. For 2002 through 2007, reimbursements are included. 2. Includes TCC activity for the period December 20, 2006 through December 31, 2006. 3. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007. 4. Normalized EBITDA margin excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition. 5. Proforma EBITDA margin adjusts for $61.6 million of gains from development services, which can not be recognized under purchase accounting rules. Target EBITDA Margin = 20% 2007 Pro-Forma EBITDA Margin = 17.1% Average Annual Organic Growth = 12%

CB Richard Ellis | Page 21 Normalized EBITDA: $115 $131 $183 $300 $461 $759 $970 $487 $450 $635 $378 $128 $1,874 $1,693 4.2x 3.4x 3.5x 0.3x 2.5x 1.3x 1.9x $2,036 $2,118 $577 $635 $798 $530 $544 2001 2002 2003 2004 2005 2006 2007 Net Debt Total Debt Net Debt to Normalized EBITDA . Debt Highlights Notes: Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition. 2006 normalized EBITDA includes $106.8 million for TCC for the period January 1, 2006 through December 20, 2006. Total debt excludes non-recourse debt. $61.6 million of development services gains, which cannot be recognized under purchase accounting rules. ($ in millions) Combined 2007 normalized EBITDA excludes

CB Richard Ellis | Page 22 Internal Cash Flow Integration & merger related costs Net Proceeds from Savills disposition Development gains impacted by purchase accounting Cap Ex1 D&A Net Income, as adjusted ($ millions) 2007 Normalized Internal Cash Flow Strong cash flow generator Low capital intensity Utilization of internal cash flow: • Co-investment activities • Development • In-fill acquisitions • Debt reduction • Share repurchases Capital expenditures of $80 million expected for 2008 497 72 (78)1 1. Represents capital expenditures, net of concessions 62 240 (61) 732

CB Richard Ellis | Page 23 Key Investment Points CBRE Growth Uniquely positioned to thrive in tough market • Most diversified revenue base (geography and services) • Strong balance sheet • Variable cost structure • Strong cash flow generation Opportunity to gain share / grow • Cross selling • Industry consolidation • Acquisition opportunities • Attracting and retaining talent

CB Richard Ellis | Page 24 Appendix

CB Richard Ellis | Page 25 Reconciliation of Normalized EBITDA to EBITDA to Net Income ($ in millions) 2007 2006 Normalized EBITDA 970.1 $ 652.5 $ Adjustments: Integration costs related to acquisitions 45.2 7.6 Loss (gain) on trading securities acqui red in the 33.7 (8.6) Trammell Crow Company acquisition Merger- related char ges 56 .9 - EBITDA 834.3 653.5 Add: Interest income1 29.0 9.8 Less: Depreciation and amortization2 113.7 67.6 Interest expense3 164.8 45.0 Loss on extinguishment of debt - 33.8 Provision for income taxes4 194.3 198.3 Net Income 390.5 $ 318.6 $ Revenue 6,036.3 $ 4,032.0 $ Normalized EBITDA Margin 16.1% 16.2% Notes: 1 Includes interest income related to discontinued operations of $0.01 million for the twelve months ended December 31, 2007. 2 Includes depreciation and amortization related to discontinued operations of $0.4 million for the twelve months ended December 31, 2007. 3 Includes interest expense related to discontinued operations of $1.8 million for the twelve months ended December 31, 200 7. 4 Includes provision for income taxes related to discontinued operations of $1.6 million for the twelve months ended December 31, 2007. Twelve Months Ended December 31 ,

CB Richard Ellis | Page 26 Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) ($ in millions) Americas EMEA Asia Pacific Global Investment Management Development Services1 Normalized EBITDA 497.2 $ 264.6 $ 82.9 $ 113.1 $ 12.3 $ Less:Merger-related and other non-recurring charges 55.6 1.2 - - 0.1 Integration costs related to acquisitions 42.9 2.2 0.1 - - Loss on trading securities acquired in the Trammell Crow Company acquisition 33.7 - - - - EBITDA 365.0 261.2 82.8 113.1 12.2 Add: Interest income 14.8 11.3 0.6 1.3 5.5 Less:Depreciation and amortization 77.1 12.3 6.5 2.8 15.0 Interest expense 141.1 0.8 3.4 3.6 20.4 Royalty and management service (income) expense (24.0) 17.3 5.5 1.2 - Provision (benefit) for income taxes 71.6 61.3 24.2 43.4 (6.2) Net Income (loss) 114.0 $ 180.8 $ 43.8 $ 63.4 $ (11.5) $ Note: 1 Includes activity related to discontinued operations of $0.4 million of depreciation and amortization, $1.8 million of interest expense, $1.6 million of provision for income taxes and $0.01 million of interest income. Twelve Months Ended December 31, 2007

CB Richard Ellis | Page 27 Reconciliation of Net Income to Net Income, As Adjusted ($ in millions) 2007 2006 Net Income 390.5 $ 318.6 $ Amortization expense related to net revenue backlog, incentive fees, and customer relationships acquired, net of tax 24.9 9.7 Integration costs related to acquisitions, net of tax 27.1 4.6 (Gain) loss on trading securities in the Trammell Crow Company acquisition, net of tax 20.1 (5.2) Loss on extinguishment of debt, net of tax - 20.3 Merger-related charges, net of tax 34.2 - Net income, as adjusted 496.8 $ 348.0 $ Diluted income per share, as adjusted 2.11 $ 1.48 $ Weighted average shares outstanding for diluted income per share, as adjusted 234,978,464 235,118,341 Twelve Months Ended December 31 ,

CB Richard Ellis | Page 28 Reconciliation of Normalized EBITDA to EBITDA to Net Income ($ in millions) 2005 2004 2003 2002 Normalized EBITDA 461.3 $ 300.3 $ 183.2 $ 130.7 $ Less: Merger-related and other non-recuring charges - 25.6 36.8 - Integration costs related to acquisitions 7.1 14.4 13.6 - One-time compensation expense related to the initial public offering - 15.0 - - EBITDA 454.2 245.3 132.8 130.7 Add: Interest income 9.3 4.3 3.8 3.2 Less: Depreciation and amortization 45.5 54.9 92.8 24.6 Interest expense 54.3 65.4 71.3 60.5 Loss on extinguishment of debt 7.4 21.1 13.5 - Provision for income taxes 138.9 43.5 (6.3) 30.1 Net Income (Loss) 217.3 $ 64.7 $ (34.7) $ 18.7 $ Revenue 3,194.0 2,547.1 1,810.1 1,361.8 Normalized EBITDA Margin 14.4% 11.3% 10.1% 9.6% Year Ended December 31 ,